CORNELL CAPITAL PARTNERS, LP
                          101 HUDSON STREET, SUITE 3700
                          JERSEY CITY, NEW JERSEY 07302

                                 October 5, 2005

PERSONAL AND CONFIDENTIAL

Board of Directors
CallKey Group Ltd.
Attention Nile Helmboldt
Unit 3b Isle of Man Freeport
Ballasalla
Isle of Man
IM9 2AP
British Isles

Gentlemen:

      On the terms and subject to the conditions set forth below, Cornell Capital Partners, LP (the "Investor") will commit to purchase up to ten
($10,000,000) million dollars of the common stock of Iron Star Development Incorporated, (the "Issuer") on the principal terms set forth below. This letter is subject to the parties negotiating and entering into formal agreements setting forth their respective rights and obligations. Such agreements will contain customary representations, warranties and indemnifications. The material terms of the offering are set forth below:

Issuer                  Iron Star Development (ISDV)

Investor                Cornell Capital Partners, LP

Securities              Common Stock

Commitment Amount       The  Investor   shall  commit  to  purchase  up  to  ten
                        ($10,000,000) million of Common Stock of the Issuer over
                        the course of twenty-four (24) months after an effective
                        registration of the Common Stock.  The Issuer shall have
                        the right, but not the obligation,  to sell Common Stock
                        to the  Investor.  Each  right to sell  Common  Stock is
                        called  an  "Advance."  Each  Advance  may  be up to one
                        million    ($1,000,000)    dollars.    Standby    Equity
                        Distribution Agreement proceeds may be used by CallKey for purposes such as paying off existing capital debt.

Iron Star Development Incorporated
October 4, 2005
Page 2

Advance Notice          In order to request an Advance, the Issuer will submit a
                        written  notice (an "Advance  Notice") to the  Investor.
                        The  Advance  Notice  will  specify  the  amount  of the
                        Advance.   Advance  Notices  may  be  delivered  to  the
                        Investor  every seven (7) trading  days after the Common
                        Stock is  registered  with the  Securities  and Exchange
                        Commission. The date the Advance Notice is delivered to the Investor is called an "Advance Notice Date."

Purchase Price          The Issuer will sell to the Investor the Common Stock at
                        a purchase price equal to ninety-seven percent (97%) of the Market Price. The "Market Price" is the lowest closing bid price of the Common Stock during the five
                        (5)  consecutive  trading days after the Advance  Notice
                        Date (the "Pricing Period").

Advance Date            The  Advance  Date is the date on which  the sale of the
                        Common Stock and the payment of the Purchase Price are completed. Each Advance Date will be on the first (1st) trading day after the end of the relevant Pricing
                        Period. On each Advance Date, the Issuer will cause the delivery of whole shares of Common Stock to the Investor or its designees via DWAC, against payment therefore to the Issuer's designated account by wire transfer of immediately available funds (provided that the shares of stock are received by the Investor no later than 1:00 pm
                        EST) or next day available funds if the shares are received thereafter.

No Short Sales          The Investor will not, nor cause,  nor permit any of its
                        affiliates to, engage in any short sales with respect to the Common Stock.

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Iron Star Development Incorporated
October 4, 2005
Page 3

Registration Rights     The Issuer shall file a registration  statement with the
                        Securities  and  Exchange  Commission  to  register  the
                        resale of  shares  of  Common  Stock to be issued to the
                        Investor.  The Issuer  shall use its best  effort to get
                        the registration  statement effective.  The Issuer shall
                        continuously   maintain   the   effectiveness   of   the
                        registration  statement for a period of twenty-four (24)
                        months after the  effective  date.  The Issuer shall pay
                        all   offering   expenses   in   connection   with   the
                        registration   (the   "Registration   Statement").

Warrants The Investor shall be granted 50,000 Warrants for each one million ($1,000,000) draw down of the Standby Equity Distribution of which each 50,000 tranche shall be exercisable at 102% of the average "Market Price on a cash basis. Warrants shall be valid for a period of five years from each traunches vesting at time of full draw down.

Structuring Fee         The Issuer will pay to the Investor a structuring fee of
                        $20,000.

                        Except for the Structuring Fee, each party will be responsible for all its own fees and expenses in this transaction.

Commitment Fees         Upon  closing,  the Issuer  shall issue to the  Investor
                        restricted shares to the Issuer's common stock in an amount equal to five percent (5%) of the Commitment
                        Amount based on the closing bid of the  Issuer's  Common
                        Stock on the closing date. These shares shall have "piggy-back" and demand registration rights and will be included in the Registration Statement.

                        Upon each Advance, the Investor shall receive directly from escrow cash compensation equal to five percent (5%) of the gross proceeds of such Advance.

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Iron Star Development Incorporated
October 4, 2005
Page 4

Confidentiality         The  existence  of this term  sheet  and the  individual
                        terms and conditions are of a confidential nature and shall not be disclosed to anyone, except the Issuer, the Issuer's management, Board of Directors, legal counsel and accounting advisors.

                     [SIGNATURE PAGE TO IMMEDIATELY FOLLOW]

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Iron Star Development Incorporated
October 4, 2005
Page 5

      If the terms and conditions contained herein are satisfactory, please sign as indicated below. We appreciate this opportunity to work with you. We look forward to an expeditious and successful closing of this transaction.

                                        Sincerely,

                                        CORNELLCAPITAL PARTNERS, LP

                                        By:  Yorkville Advisors, LLC
                                        Its: General Partner


                                        By: /s/ Mark Angelo
                                            ------------------------------------
                                            Name:  Mark Angelo
                                            Title: Portfolio Manager

AGREED TO AND ACCEPTED:

IRON STAR DEVELOPMENT, INC.


By: /s/ Wallace Boyack
    ------------------------------------
    Name:  Wallace Boyack
    Title: President


CALLKEY GROUP LTD.


By: /s/ Niles Hemlboldt
    ------------------------------------
    Name:  Niles Hemlboldt
    Title: Chief Financial Officer